UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2020 (July 13, 2020)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6655 Peachtree Dunwoody Rd.

Atlanta, GA 30328

(Address of principal executive offices including zip code)

(770) 418 - 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	NWL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    Robert A. Schmidt, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer) has informed Newell Brands Inc. (the “Company”) of his decision to leave the Company in order to pursue a new career opportunity. Mr. Schmidt will remain in his position with the Company until the earlier of August 10, 2020 or the date on which the Company files its Second Quarter 2020 Form 10-Q with U.S. Securities and Exchange Commission. The Company has begun a search for Mr. Schmidt’s successor.

(c)    In the interim, Christopher H. Peterson, the Company’s Chief Financial Officer and President, Business Operations, will serve as Principal Accounting Officer. Mr. Peterson, age 53, joined the Company in December 2018 as Executive Vice President and Chief Financial Officer. He also served as the Company’s Interim Chief Executive Officer between June 28, 2019 and October 2, 2019. In February 2020, Mr. Peterson was appointed President, Business Operations in addition to his role as Chief Financial Officer. Prior to joining the Company, Mr. Peterson served as the Executive Vice President and Chief Operating Officer, Operations of Revlon, Inc. (a global beauty company) (“Revlon”) from April 2018 to August 2018. Before that, he served as Revlon’s Chief Operating Officer, Operations & Chief Financial Officer from June 2017 until March 2018, and as Chief Operating Officer, Operations from April 2017 until June 2017. Prior to joining Revlon, Mr. Peterson held several senior management roles at Ralph Lauren Corporation (a designer, marketer and distributor of premium lifestyle products), including serving as President, Global Brands from April 2015 to May 2016, Executive Vice President, Chief Administrative Officer & Chief Financial Officer from November 2013 to March 2015 and Senior Vice President and Chief Financial Officer from September 2012 to November 2013. Previously, Mr. Peterson held several financial management positions at The Procter & Gamble Company (a global consumer products company) from 1992 to 2012.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Peterson and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Peterson and any other person pursuant to which Mr. Peterson will be serving as Principal Accounting Officer. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: July 17, 2020	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary

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